UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2006

Fair Isaac Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

901 Marquette Avenue, Suite 3200, Minneapolis, Minnesota		55402-3232
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	612-758-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Management Incentive Plan for Fiscal 2006

On February 28, 2006, the Compensation Committee of the Board of Directors adopted and approved the Management Incentive Plan, Fiscal Year 2006 (the "MIP"). The MIP governs the determination of the fiscal 2006 incentive bonus awards for Fair Isaac Corporation’s executive officers, other than the Chief Executive Officer. The MIP is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

10 Management Incentive Plan, Fiscal 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fair Isaac Corporation

March 3, 2003	By:	Andrea M. Fike

Name: Andrea M. Fike
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10	Management Incentive Plan, Fiscal Year 2006